EXECUTION COPY

2,545,000 Shares

HARRIS & HARRIS GROUP, INC.

Common Stock

PLACEMENT AGENCY AGREEMENT

June 16, 2008

ThinkPanmure, LLC
600 Montgomery Street, 8th Floor
San Francisco, California 94111

Ladies and Gentlemen:

Harris & Harris Group, Inc., a New York corporation (the “Company”), proposes, subject to the terms and conditions stated herein, to issue and sell to certain investors (each an “Investor” and, collectively, the “Investors”), up to 2,545,000 shares (the “Shares”) of the Company’s common stock, $0.01 par value per share (the “Common Stock”). The Company desires to engage ThinkPanmure, LLC as its exclusive placement agent (the “Placement Agent”) in connection with such issuance and sale. The Shares are more fully described in the Registration Statement (as hereinafter defined).

1.  Agreement to Act as Placement Agent; Delivery and Payment. On the basis of the representations, warranties and agreements of the Company herein contained, and subject to the terms and conditions set forth in this Agreement:

(a)    The Company hereby engages the Placement Agent to act as its exclusive placement agent in connection with the issuance and sale, by the Company, of Shares to the Investors and the Placement Agent hereby agrees, as an agent of the Company, to use its best efforts to solicit offers to purchase the Shares from the Company upon the terms and conditions set forth in the Prospectus (as defined below). The Company expressly acknowledges and agrees that this Agreement shall not give rise to a commitment by the Placement Agent or any of its affiliates to underwrite or purchase any of the Shares or otherwise provide any financing, and the Placement Agent shall have no authority to bind (and agrees not to purport to bind) the Company in respect of the sale of any Shares.

(b)    Concurrently with the execution and delivery of this Agreement, the Company, the Placement Agent and JPMorgan Chase, as escrow agent (the “Escrow Agent”), shall enter into an escrow agreement, dated as of the date hereof (the “Escrow Agreement”), pursuant to which an escrow account will be established, at the Company's expense, for the benefit of the Company and the Investors (the “Escrow Account”). Prior to the Closing Date, (i) each Investor will deposit in the Escrow Account an amount equal to $6.15 per Share multiplied by the number of Shares to be purchased by such Investor (the “Purchase Amount”), and (ii) the Escrow Agent will notify the Company and the Placement Agent in writing of the amount of funds deposited in the Escrow Account.

(c)    Upon the occurrence of the Closing (as hereinafter defined), the Company shall cause to be paid to the Placement Agent, by wire transfer of immediately available funds payable to the order of the Placement Agent from the Escrow Account, to an account designated by the Placement Agent, an aggregate of six percent (6.0%) of the gross proceeds received by the Company from its sale of the Shares at such Closing to all Investors (the “Agency Fee”).

(d)    Payment of the purchase price for, and delivery of, the Shares shall be made at a closing (the “Closing”) at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Company, located at Four Times Square, New York, New York at 10:00 a.m., local time, on June 20, 2008 or at such other time and date as the Investor and the Company determine pursuant to Rule 15c6-1(a) under the Exchange Act (such date of payment and delivery being herein referred to as the “Closing Date”), and upon satisfaction of the conditions set forth in this Agreement and the Subscription Agreements (as defined below), the Company shall deliver the Shares, which shall be registered in the name or names and shall be in such denominations as the Placement Agent may request at least one business day before the Closing Date, to the Investors, which delivery, with respect to the Shares, may be made through the facilities of the Depository Trust Company's DWAC system, and the Escrow Agent will disburse the aggregate funds in the Escrow Account to the Company reduced by an amount equal to the sum of the aggregate Agency Fee payable to the Placement Agent and the Placement Agent’s bona fide written estimate of the amount, if any, of expenses for which the Placement Agent is entitled to reimbursement pursuant hereto, with such amounts being delivered to the Placement Agent, by wire in federal (same day) funds, as provided in the Escrow Agreement. All such actions taken at the Closing shall be deemed to have occurred simultaneously. Each of the Company and the Placement Agent hereby agree to deliver to the Escrow Agent a Closing Notice in the form attached as Exhibit C to the Escrow Agreement at least one day prior to the Closing Date.  At least one day prior to the Closing Date, the Placement Agent shall submit to the Company its bona fide written estimate of the amount, if any, of expenses for which such Placement Agent is entitled to reimbursement pursuant hereto.

(e)    The sale of the Shares shall be made pursuant to subscription agreements in the form included as Exhibit A hereto (the “Subscription Agreements”). The Company shall have the sole right to accept offers to purchase the Shares and may reject any such offer in whole or in part, and, except as set forth in Section 4 hereof, in no event shall fees be payable on any proposed purchase which is rejected for any reason or which otherwise does not close for any reason.

(f)    Prior to the earlier of (i) the date on which this Agreement is terminated and (ii) the Closing Date, the Company shall not, without the prior written consent of the Placement Agent, solicit or accept offers to purchase Shares of the Company (other than pursuant to the exercise of options or warrants to purchase shares of Common Stock that are outstanding at the date hereof) otherwise than through the Placement Agent in accordance herewith.

2.  Representations and Warranties of the Company. The Company represents and warrants to the Placement Agent as of the date hereof, and as of the Closing Date, as follows:

(a)    Registration Statement. The Company meets the requirements for the use of Form N-2 under the Securities Act of 1933 (the "Securities Act"), and a registration statement (Registration No. 333-138996) on Form N-2 relating to the Shares being offered by the Company, and such amendments thereof as may have been required to the date of this Agreement, have been prepared by the Company in accordance with the provisions of the Securities Act and the rules and regulations (collectively referred to as the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, and such registration statement has been filed with and has been declared effective by the Commission. A final prospectus supplement containing information permitted to be omitted at the time of effectiveness by Rule 430C of the Rules and Regulations will be filed promptly by the Company with the Commission in accordance with Rule 497 of the Rules and Regulations.

(i)  The term "Registration Statement" as used in this Agreement means the registration statement, as amended at the time it became effective, including all documents filed as a part thereof, and including any information contained in a prospectus subsequently filed with the Commission pursuant to Rule 497 under the Securities Act and deemed to be a part of the registration statement at the time of effectiveness pursuant to Rule 430C under the Securities Act, and as supplemented or amended, prior to the execution of this Agreement, including all financial schedules and exhibits thereto. If the Company has filed one or more abbreviated registration statements to register additional shares of Common Stock pursuant to Rule 462(b) under the Rules and Regulations (each a “Rule 462(b) Registration Statement”), then any reference herein to the term “Registration Statement” shall also be deemed to include any such Rule 462(b) Registration Statement.

(ii) The term "Base Prospectus" as used in this Agreement means the base prospectus, dated as of May 29, 2008, included in the Registration Statement at the time it was declared effective by the Commission. The term "Preliminary Prospectus" as used in this Agreement means any preliminary prospectus supplement specifically relating to the Shares in the form that is first filed with the Commission pursuant to Rule 497 under the Securities Act. The term "Prospectus Supplement" as used in this Agreement means the final prospectus supplement specifically relating to the Shares in the form that is first filed with the Commission pursuant to Rule 497 under the Securities Act after the date and time this Agreement is executed and delivered by the parties hereto. The term “Prospectus” as used in this Agreement means the Base Prospectus together with the Prospectus Supplement.

(iii)  The term "Time of Sale" as used in this Agreement means the time of execution of this Agreement.

(iv)  The term "Pricing Information" as used in this Agreement, means the information included on Schedule I hereto (which information the Placement Agent has informed the Company is being conveyed orally by the Placement Agent to prospective purchasers at or prior to confirming sales of the shares in the offering).

(v) The term “Disclosure Package” as used in this Agreement, means the Preliminary Prospectus and the Pricing Information, all considered together.

(b)    Registration Statement; Disclosure Package and Prospectus. No order preventing or suspending the use of the Base Prospectus has been issued by the Commission, and no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued, and no proceedings for that purpose have been instituted or, to the Company's knowledge, are threatened by the Commission. The Registration Statement complied when it became effective, in all material respects, with the requirements of Form N-2 under the Securities Act. The conditions to the use of Form N-2 in connection with the offering and sale of the Shares as contemplated hereby have been satisfied. The Registration Statement did not, as of the Time of Sale, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; the Disclosure Package, as of the Time of Sale, did not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Prospectus, as of the date that it is filed with the Commission and as of the Closing Date, will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, in each case, that the Company makes no representations or warranty with respect to any Placement Agent Information (as defined in Section 7).

(c)    Organization. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of New York, with the corporate power and authority necessary to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Disclosure Package and the Prospectus.

(d)  Capitalization. The authorized capital stock of the Company consists of (i) 45,000,000 shares of Common Stock and (ii) 2,000,000 shares of preferred stock, par value $0.10 per share (the "Preferred Stock"). As of the date hereof, 23,314,573 shares of Common Stock are issued and outstanding and no shares of Preferred Stock are issued and outstanding.

(e)  The Shares. The Shares have been duly and validly authorized by the Company and, when issued, delivered and paid for in accordance with the terms of this Agreement and the Subscription Agreements, will have been duly and validly issued and will be fully paid and nonassessable.

(f)  Description of Capital Stock. The terms of the capital stock of the Company, including the Shares, conforms in all material respects to the description thereof contained in the Registration Statement, the Disclosure Package and the Prospectus.

(g)  Authorization and Execution. This Agreement and each Subscription Agreement has been duly authorized, executed and delivered by the Company.

(h)  Subsidiaries. None of the Company’s subsidiaries are significant subsidiaries (as such term is defined in Rule 1-02(w) of Regulation S-X promulgated by the Commission). The Company owns all of the issued and outstanding capital stock of each of the subsidiaries listed on Schedule II attached hereto (collectively, the “Subsidiaries”). Each of the Subsidiaries has been duly organized and is validly existing and in good standing under the laws of its jurisdiction of organization; each of the Subsidiaries has the power and authority to own, lease and operate its properties and conduct its business as described in the Disclosure Package and the Prospectus. All of the outstanding shares of capital stock of each of the Subsidiaries held directly or indirectly by the Company have been duly authorized and validly issued, are fully paid and non-assessable, have been issued in compliance with all applicable securities laws, were not issued in violation of any preemptive right, resale right, right of first refusal or similar right to subscribe for or purchase securities of the Subsidiaries and are owned by the Company or another Subsidiary subject to no security interest, other encumbrance or adverse claims.

(i)  No Violation or Default. The Company is not in breach or violation of or in default under (i) the provisions of its charter or by-laws, (ii) any material agreement filed as an exhibit to the Registration Statement, or (iii) any federal or state statute or law, any rule or regulation issued pursuant to any federal or state statute or law, or any order issued pursuant to any federal or state statute or law by any court or governmental agency or body having jurisdiction over the Company, except, with respect to clauses (ii) and (iii) above, as described in the Disclosure Package and the Prospectus or, to the extent any such contravention would not, individually or in the aggregate, have a material adverse effect on the business, properties, prospects, financial condition or results of operations of the Company (a "Material Adverse Effect").

(j)  No Conflicts. The execution, delivery and performance by the Company of this Agreement, each Subscription Agreement and the Escrow Agreement, including the issuance and sale by the Company of the Shares, will not conflict with or result in a breach or violation of, or constitute a default under (i) the provisions of its charter or by-laws, (ii) any material agreement filed as an exhibit to the Registration Statement, or (iii) any federal or state statute or law, any rule or regulation issued pursuant to any federal or state statute or law, or any order issued pursuant to any federal or state statute or law by any court or governmental agency or body having jurisdiction over the Company, except, with respect to clauses (ii) and (iii) above, as described in the Disclosure Package and the Prospectus or, to the extent any such contravention would not, individually or in the aggregate, have a Material Adverse Effect.

(k)  No Consents Required. No filing with, or authorization, approval, consent or order of, any court or governmental agency or body is required for the issuance and sale of the Shares, except as referred to in this Agreement, the Registration Statement, the Disclosure Package or the Prospectus and (i) such as have been already obtained or as may be required under the Securities Act, the Investment Company Act of 1940, as amended (the "Investment Company Act") or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (ii) such as may be required under the rules and regulations of the Financial Industry Regulatory Authority (“FINRA”), or (iii) such as may be required under the "blue sky" laws of any jurisdiction in connection with the purchase and distribution of the Shares in the manner contemplated in this Agreement, the Registration Statement, the Disclosure Package and the Prospectus.

(l)  Disclosure. The statements set forth in the Prospectus under the captions "Taxation" and "Certain Governmental Regulations," insofar as they purport to describe the provisions of the laws referred to therein, are accurate and complete in all material respects.

(m)  Absence of Material Changes. Subsequent to the respective dates as of which information is given in the Disclosure Package and the Prospectus, and other than as contemplated therein, there has not been (i) any material adverse change in the business, properties, prospects, financial condition or results of operations of the Company, (ii) any transaction which is material to the Company, (iii) any material change in the capital stock, or any material change in the outstanding indebtedness, of the Company, or (v) any dividend or distribution declared, paid or made on the capital stock of the Company.

(n)  Legal Proceedings. Except as described in the Disclosure Package and the Prospectus, there are no legal proceedings pending or, to the Company's knowledge, threatened to which the Company or any of its properties is or would be subject at law or in equity, before or by any federal or state court or governmental agency or body, except any such legal proceedings, which if resolved adversely to the Company, would not result in a judgment, decree or order having, individually or in the aggregate, a Material Adverse Effect.

(o)  Good Title to Property. The Company has good and valid title to all property (whether real or personal) described in the Disclosure Package, the Prospectus Supplement and, except to the extent modified by the Prospectus Supplement, the Base Prospectus as being owned by it, except such property as shall have been disposed of in the ordinary course after the date thereof, in each case free and clear of all liens, claims, security interests, other encumbrances or defects except such as are described in the Disclosure Package and the Prospectus and those that would not, individually or in the aggregate materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company. All of the property described in the Disclosure Package, the Prospectus Supplement and, except to the extent modified by the Prospectus Supplement, the Base Prospectus as being held under lease by the Company, except such property as shall have been disposed of in the ordinary course after the date thereof, is held thereby under valid, subsisting and enforceable leases (except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles), without any liens, restrictions, encumbrances or claims, except those that, individually or in the aggregate, are not material or do not materially interfere with the use made and proposed to be made of such property by the Company.

(p)  Intellectual Property Rights. Except as set forth on Schedule 2(p) attached hereto, the Company does not own any patent applications, patents, trademarks (both registered and unregistered), tradenames, copyrights, trade secrets or other proprietary information which are necessary for the conduct of its business, except where the failure to own such rights would not, individually or in the aggregate, result in a Material Adverse Effect.

(q)  Financial Statements. The consolidated financial statements of the Company, together with the related schedules and notes thereto, set forth or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus present fairly in all material respects the consolidated financial condition of the Company as of the dates indicated and the consolidated results of operations, cash flows and changes in net assets of the Company for the periods specified and have been prepared in conformity with United States generally accepted accounting principles, consistently applied throughout the periods involved.

(r)  Independent Accountants. To the Company’s knowledge, PricewaterhouseCoopers LLP, who have certified the consolidated financial statements of the Company, is (i) an independent public accounting firm within the meaning of the Securities Act and the Rules and Regulations, (ii) a registered public accounting firm (as defined in Section 2(a)(12) of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”)), and (iii) not in violation of the auditor independence requirements of the Sarbanes-Oxley Act as such requirements apply to their relationship with the Company.

(s)  Taxes. The Company has timely filed all material federal and state income and franchise tax returns (or timely filed applicable extensions therefore) that have been required to be filed and is not in default in the payment of any taxes which were payable pursuant to said returns or any assessments with respect thereto, except to the extent that the failure to timely file or pay would not, individually or in the aggregate, have a Material Adverse Effect.

(t)  Nasdaq; Exchange Act Registration. The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act and is accepted for quotation on the Nasdaq Global Market, and the Company has taken no action designed to terminate the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the Nasdaq Global Market, nor, except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus, has the Company received any notification that the Commission or FINRA is contemplating terminating such registration or listing. Except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus, the Company has complied in all material respects with the applicable requirements of the Nasdaq Global Market for maintenance of inclusion of the Common Stock thereon.

(u)  Accounting Controls. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(v)  Disclosure Controls. The Company has established, maintains and evaluates "disclosure controls and procedures" (as such term is defined in Rule 13a-15e and 15d-15e under the Exchange Act), which (i) are designed to ensure that material information required to be disclosed by the Company in the reports that it files under the Exchange Act is made known to the Company's principal executive officer and its principal financial officer, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared, and such disclosure controls and procedures are effective to perform the functions for which they were established; the Company's auditors and the Audit Committee of the Board of Directors of the Company have been advised of: (i) any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting (as such term is defined in Rule 13a-15f and 15d-15f under the Exchange Act) which could adversely affect the Company's ability to record, process, summarize, and report financial data; and (ii) any fraud, whether or not material, that involves management or other employees who have a role in the Company's internal control over financial reporting; any material weaknesses in internal control over financial reporting have been identified for the Company's auditors; and since the date of the most recent evaluation of such internal control over financial reporting, there have been no changes in internal control over financial reporting or in other factors that could significantly affect internal control over financial reporting, including any corrective actions with regard to significant deficiencies and material weaknesses.

(w)  Sarbanes-Oxley Act. The Company, and to its knowledge, all of the Company's directors or officers, in their capacities as such, is in compliance in all material respects with all applicable provisions of the Sarbanes-Oxley Act.

(x)  Investment Company Act; Compliance. The Company has elected to be regulated as a "business development company" under the Investment Company Act and has not withdrawn such election, and the Commission has not ordered that such election be withdrawn nor to the Company's knowledge have proceedings to effectuate such withdrawal been initiated or threatened by the Commission. Except as set forth in the Registration Statement, the Disclosure Package and the Prospectus, the Company’s current business operations and investments and contemplated business operations and investments are in compliance in all material respects with the provisions of the Investment Company Act and the rules and regulations of the Commission thereunder (as set forth in the Code of Federal Regulations (“CFR”)) applicable to business development companies and, after giving effect to the issuance and sale of the Shares, will be in compliance in all material respects with such provisions and rules and regulations (as set forth in the CFR). The provisions of the corporate charter and bylaws of the Company and the investment policies described in the Registration Statement, the Disclosure Package and the Prospectus are not inconsistent with the requirements of the Investment Company Act and the rules and regulations of the Commission thereunder (as set forth in the CFR) applicable to a business development company.

(y)  Insurance. The Company maintains insurance in such amounts and covering such risks as it reasonably considers to be adequate for the conduct of its business and the value of its properties and as is customary for companies engaged in similar businesses in similar industries. All such insurance is fully in force on the date hereof and will be fully in force as of the Closing Date. The Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

(z)  Brokers Fees. The Company is not a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against the Company or the Placement Agent for a brokerage commission, finder’s fee or other like payment in connection with the offering and sale of the Shares.

(aa)  No Stabilization. Neither the Company, nor, to the Company's knowledge, any of its officers, directors, affiliates or controlling persons, has taken or will take, directly or indirectly, any action designed or intended to stabilize or manipulate the price of any security of the Company to facilitate the sale or resale of the Shares.

(bb)  FINRA Affiliations. To the Company’s knowledge, there are no affiliations or associations between (i) any member of FINRA and (ii) the Company or any of the Company’s officers, directors or 5% or greater securityholders, except as set forth in the Registration Statement, the Disclosure Package and the Prospectus.

(cc)  No Labor Disputes. The Company is not involved in any labor dispute nor, to the knowledge of the Company, is any such dispute threatened, which dispute would have a Material Adverse Effect.

(dd)  ERISA. The Company is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”); no “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) maintained by the Company or for which the Company would reasonably be expected to have any liability; the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan” or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the “Code”); and each “pension plan” maintained by the Company that is intended to be qualified under Section 401(a) of the Code has received a determination letter from the Internal Revenue Service to the effect that it is so qualified and nothing has occurred, whether by action or by failure to act, which would reasonably be expected to cause the loss of such qualification.

(ee)  Statistical or Market-Related Data. Any statistical, industry-related and market-related data included in the Registration Statement, the Disclosure Package and the Prospectus, are based on or derived from sources that the Company reasonably and in good faith believes to be reliable and accurate, and such data agree with the sources from which they are derived.

3.  Covenants. The Company covenants and agrees with the Placement Agent as follows:

(a)  Prospectus Supplement. The Company shall file the Prospectus Supplement with the Commission within the time periods specified by Rule 497 and Rule 430C under the Securities Act.

(b)  Notice to Placement Agent. During any period when a prospectus relating to the Shares is required to be delivered under the Securities Act in connection with the offering contemplated by this Agreement (the “Prospectus Delivery Period”), the Company will notify the Placement Agent promptly, and will, if requested, confirm such notification in writing: (i) of the receipt of any comments of, or requests for additional or supplemental information from, the Commission; (ii) of the time and date of any filing of any post-effective amendment to the Registration Statement or any amendment or supplement to any Preliminary Prospectus or the Prospectus, (iii) the time and date when any post-effective amendment to the Registration Statement becomes effective; (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, or any post-effective amendment thereto or any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, or the initiation of any proceedings for that purpose or the threat thereof; and (v) of receipt by the Company of any notification with respect to any suspension of the approval of the Shares from any securities exchange upon which they are listed for trading or included or designated for quotation, or the initiation or threatening of any proceeding for such purpose. The Company will use its reasonable best efforts to prevent the issuance or invocation of any such stop order or suspension by the Commission and, if any such stop order or suspension is so issued or invoked, to obtain as soon as possible the withdrawal or removal thereof.

(c)  Filing of Amendments or Supplements. If, during the Prospectus Delivery Period, any event shall occur or condition exist as a result of which, in the judgment of the Company or in the reasonable opinion of the Placement Agent, it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to an Investor, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Placement Agent, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to an Investor, be misleading or so that the Prospectus, as amended or supplemented, will comply with law.

(d)  Delivery of Copies. The Company will deliver promptly to the Placement Agent and its counsel such number of the following documents as the Placement Agent shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits), (ii) copies of each Preliminary Prospectus, if any; (iii) during the Prospectus Delivery Period, copies of the Prospectus (or any amendments or supplements thereto); and (iv) all correspondence to and from, and all documents issued to and by, the Commission in connection with the registration of the Shares under the Securities Act.

(e)  Blue Sky Laws. The Company will promptly take or cause to be taken, from time to time, such actions as the Placement Agent may reasonably request to qualify the Shares for offering and sale under the state securities, or blue sky, laws of such states as the Placement Agent may reasonably request and to maintain such qualifications in effect so long as the Placement Agent may reasonably request for the distribution of the Shares, provided, that in no event shall the Company be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to file a general consent to service of process in any jurisdiction or subject itself to taxation as doing business in any jurisdiction. The Company will advise the Placement Agent promptly of the suspension of the qualification or registration of (or any exemption relating to) the Shares for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company shall use its best efforts to obtain the withdrawal thereof at the earliest possible moment.

(f)  Use of Proceeds. The Company will apply the net proceeds from the sale of the Shares in the manner set forth in the Prospectus under the heading “Use of Proceeds”.

(g)  Lock-Up Period. Beginning on the date hereof and continuing for a period of 90 days after the date of the Prospectus (the “Lock-Up Period”), the Company will not (1) offer to sell, hypothecate, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, with respect to, any shares of Common Stock, any securities convertible into or exercisable or exchangeable for Common Stock; (2) file or cause to become effective a registration statement under the Securities Act relating to the offer and sale of any shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock except for a registration statement on Form S-8 relating to employee benefit plans or (3) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1), (2) or (3) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, without the prior written consent of the Placement Agent (which consent may be withheld in its sole discretion), other than: (i) the Shares to be sold hereunder, (ii) the issuance of employee stock options or restricted stock awards pursuant to equity incentive plans described in the Registration Statement (excluding the exhibits thereto), the Disclosure Package and the Prospectus, (iii) issuances of Common Stock upon the exercise of options or warrants (either upon current terms thereof or upon subsequently amended terms but excluding a general repricing) disclosed as outstanding in the Registration Statement (excluding the exhibits thereto), the Disclosure Package and the Prospectus or upon the conversion or exchange of convertible or exchangeable securities outstanding as of the date of this Agreement; (iv) the issuance by the Company of any shares of Common Stock as consideration for mergers, acquisitions, other business combinations, or strategic alliances, occurring after the date of this Agreement; provided that each recipient of shares pursuant to this clause (iv) agrees that all such shares remain subject to restrictions substantially similar to those contained in this Section 3(g); or (v) the purchase or sale of the Company’s securities pursuant to a plan, contract or instruction that satisfies all of the requirements of Rule 10b5-1(c)(1)(i)(B) that was in effect prior to the date hereof. Notwithstanding the foregoing, the Company shall be permitted to establish a 10b5-1 trading plan that complies with Rule 10b5-1 under the Exchange Act, or to amend an existing 10b5-1 trading plan in accordance with Rule 10b5-1 under the Exchange Act, provided, in each case, that no sales or other dispositions of shares of the Common Stock under such 10b5-1 trading plans that were not in effect prior to the date hereof by any person that has signed or is otherwise bound by a Lock-Up Agreement (as defined below) will be permitted during the Lock-Up Period, as the same may be extended hereby. For the purpose of allowing the Placement Agent to comply with FINRA Rule 2711(f)(4), if (1) during the last 17 days of the Lock-Up Period, the Company releases earnings results or publicly announces other material news or a material event relating to the Company occurs or (2) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, then in each case the Lock-Up Period will be extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the public announcement regarding the material news or the occurrence of the material event, as applicable, unless the Placement Agent waives, in writing, such extension. Without the prior written consent of the Placement Agent, the Company agrees not to accelerate the vesting of any option or warrant or the lapse of any repurchase right prior to the expiration of the Lock-Up Period.

(h)  Lock-Up Agreements. The Company will cause each of its executive officers and directors whose names are set forth on Exhibit C hereto to furnish to the Placement Agent, on the date hereof, a letter, substantially in the form of Exhibit B hereto (the “Lock-Up Agreement”).

(i)  Public Communications. Prior to the earlier of the termination of this Agreement or the Closing Date, the Company will not issue any press release or other communication directly or indirectly or hold any press conference with respect to the business, properties, financial condition, results of operations or prospects of the Company, or the offering of the Shares, without the prior consent of the Placement Agent, unless in the reasonable judgment of the Company and its counsel, and after notification to the Placement Agent, such press release or communication is required by law or by Nasdaq rules, in which case the Company shall use its reasonable best efforts to allow the Placement Agent reasonable time to comment on such release or other communication in advance of such issuance.

(j)  Stabilization. The Company will not take, directly or indirectly, any action designed, or that might reasonably be expected to cause or result in, or that will constitute, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Shares.

(k)  Listing. The Company shall use its commercially reasonable efforts to cause the Shares to be listed for quotation on the Nasdaq Global Market at the Closing Date and to maintain a listing on a national securities exchange after the Closing Date.

(l)  Broker’s Fee. The Company will not incur any liability for any finder’s or broker’s fee or agent’s commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, except as set forth in this Agreement.

(m)    Abbreviated Registration Statements. If the Company elects to rely upon Rule 462(b) under the Securities Act, the Company shall file one or more registration statements under Rule 462(b) with the Commission in compliance with Rule 462(b), and the Company shall at the time of filing either pay to the Commission the filing fee for such Rule 462(b) registration statements or give irrevocable instructions for the payment of such fee pursuant to the Rules and Regulations.

4.  Costs and Expenses. The Company will pay or reimburse if paid by the Placement Agent all reasonable costs and expenses incident to the performance of the obligations of the Company under this Agreement and in connection with the transactions contemplated hereby, including but not limited to costs and expenses of or relating to (i) the preparation, printing and filing of the Registration Statement, each Preliminary Prospectus and the Prospectus, and any amendment or supplement to any of the foregoing and the printing and furnishing of copies of each thereof to the Placement Agent and dealers (including costs of mailing and shipment), (ii) the registration, issue, sale and delivery of the Shares including any stock or transfer taxes and stamp or similar duties payable upon the sale, issuance or delivery of the Shares and the printing, delivery, and shipping of the certificates representing the Shares, (iii) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions designated pursuant to Section 3(e), (including the reasonable legal fees and filing fees, and other disbursements of counsel to the Placement Agent in connection therewith), and, if reasonably requested by the Placement Agent, the preparation and printing and furnishing of copies of any blue sky surveys to the Placement Agent and to dealers, (iv) the fees and expenses of any transfer agent or registrar for the Shares, (v) any filings required to be made by the Placement Agent or the Company with FINRA, and the reasonable fees, disbursements and other charges of counsel for the Placement Agent in connection therewith (including all COBRADesk fees), (vi) fees, disbursements and other charges of counsel to the Company (except as otherwise set forth below), (vii) listing fees, if any, for the listing or quotation of the Shares on the Nasdaq Global Market, (viii) fees and disbursements of the Company’s auditor incurred in delivering the letter(s) described in Section 5(i) of this Agreement, (ix) fees of the Escrow Agent, (x) the reasonable out-of-pocket expenses of the Placement Agent (including the reasonable fees, disbursements and other charges of one counsel to the Placement Agent (in addition to (iii) and (v) above) in connection with the performance of services hereunder, and (xi) the costs and expenses of the Company in connection with the marketing of the offering and the sale of the Shares to prospective investors including, but not limited to, those related to any presentations or meetings undertaken in connection therewith including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged with the written consent of the Company in connection with the road show presentations, travel, lodging and other expenses incurred by the officers of the Company and any such consultants, and the cost of any aircraft or other transportation chartered in connection with the road show. Notwithstanding the foregoing, in no event shall the Company be obligated to reimburse the Placement Agent pursuant to this Section 4 in an amount in excess of $75,000 in the aggregate (less the reasonable and documented fees, disbursements and other charges of counsel to the Company incurred in connection with such counsel's representation with respect to the matter described under the caption “Risk Factors—We may have a contingent liability arising out of a possible violation of Section 5 of the Securities Act of 1933 in connection with the distribution of a management presentation to prospective purchasers of our common stock” in the Preliminary Prospectus and the Prospectus) without the Company’s prior written consent.

5.  Conditions of Placement Agent’s Obligations. The obligations of the Placement Agent hereunder are subject to the following conditions:

(a)  Filings with the Commission. The Preliminary Prospectus (if any) and the Prospectus required to be filed under the Securities Act or the Rules and Regulations shall have been filed with the Commission pursuant to Rule 497 and Rule 430C in the manner and within the time period so required.

(b)  No Stop Orders. Prior to the Closing: (i) no stop order suspending the effectiveness of the Registration Statement or any part thereof, preventing or suspending the use of the Base Prospectus, any Preliminary Prospectus or the Prospectus or any part thereof shall have been issued under the Securities Act and no proceedings for that purpose shall have been initiated or threatened by the Commission, (ii) no order suspending the qualification or registration of the Shares under the securities or blue sky laws of any jurisdiction shall be in effect and (iii) all requests for additional information on the part of the Commission (to be included in the Registration Statement, the Disclosure Package or the Prospectus) shall have been complied with to the reasonable satisfaction of the Placement Agent.

(c)    Action Preventing Issuance. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would, as of the Closing Date, prevent the issuance or sale of the Shares; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance or sale of the Shares.

(d)  Objection of Placement Agent. No Prospectus or amendment or supplement to the Registration Statement shall have been filed to which the Placement Agent shall have objected in writing, which objection shall not be unreasonable. The Placement Agent shall not have in good faith advised the Company on or prior to the Closing Date that the Registration Statement or any amendments thereof or supplements thereto contains an untrue statement of fact which, in its opinion, is material, or omits to state a fact which, in its opinion, is material and is required to be stated therein or necessary to make the statements therein not misleading, or that the Disclosure Package or the Prospectus or any amendment thereof or supplement thereto contains an untrue statement of fact which, in its opinion, is material, or omits to state a fact which, in its opinion, is material and is required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(e)  No Material Adverse Change. Prior to the Closing, there shall not have occurred any change, or any development involving a prospective change, in the business, properties, financial condition, results of operations or prospects of the Company, taken as a whole, from that set forth in the Disclosure Package and the Prospectus that, in the Placement Agent’s judgment, is material and adverse and that makes it, in the Placement Agent’s judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Disclosure Package and the Prospectus.

(f)  Representations and Warranties. Each of the representations and warranties of the Company contained herein shall be true and correct in all material respects (except for those representations and warranties which are qualified by materiality, in which case such representations and warranties shall be true and correct in all respects) when made and on and as of the Closing Date, as if made on such date (except that those representations and warranties that address matters only as of a particular date shall remain true and correct in all material respects (except for those representations and warranties which are qualified by materiality, in which case such representations and warranties shall be true and correct in all respects) as of such date), and all covenants and agreements herein contained to be performed on the part of the Company and all conditions herein contained to be fulfilled or complied with by the Company at or prior to the Closing Date shall have been duly performed, fulfilled or complied with in all material respects.

(g)  Opinion of Counsel to the Company. The Placement Agent shall have received from Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Company, such counsel’s written opinion, addressed to the Placement Agent and dated the Closing Date, to the effect set forth in Exhibit D hereto. Such counsel shall also have furnished to the Placement Agent a letter, addressed to the Placement Agent and dated the Closing Date, to the effect set forth in Exhibit E hereto.

(h)  Opinion of Counsel to the Placement Agent. The Placement Agent shall have received from Goodwin Procter LLP, counsel to the Placement Agent, such opinion or opinions (including negative assurance), dated the Closing Date and addressed to the Placement Agent, covering such matters as are customarily covered in transactions of this type.

(i)  Accountant’s Comfort Letter and Bring-Down Letter. The Company shall have requested and caused PricewaterhouseCoopers LLP to have furnished to the Placement Agent, at the Time of Sale and at the Closing Date, letters, dated respectively as of the Time of Sale and as of the Closing Date, in form and substance satisfactory to the Placement Agent and PricewaterhouseCoopers LLP, confirming that it is an independent registered public accounting firm within the meaning of the Securities Act and the Investment Company Act and the Rules and Regulations thereunder and the Public Company Accounting Oversight Board (“PCAOB”) and stating in effect that:

(i) In their opinion, the consolidated financial statements of the Company and its Subsidiaries audited by them and included in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the related Rules and Regulations adopted by the Commission.

(ii) On the basis of procedures (but not an audit in accordance with the standards of the PCAOB) consisting of:

a. Reading the minutes of meetings of the board of directors of the Company and committees of such board of directors for the year ended December 31, 2007 and through a specified date, as set forth in the minute books through a specified date not more than (i) five business days (with respect to the letter to be delivered at the Time of Sale) and (ii) two business days (with respect to the letter to be delivered at the Closing Date) prior to the date of delivery of such letter;

b. Performing the procedures specified by the PCAOB for a review of interim financial information as described in SAS 100, Interim Financial Information, on the unaudited consolidated interim statements of assets and liabilities, including the unaudited consolidated schedule of investments, as of March 31, 2008 and unaudited consolidated statements of operations, of cash flows and unaudited financial highlights for the three month periods ended March 31, 2008 and 2007, and of changes in net assets for the three months ended March 31, 2008 included in the Registration Statement; and

c. Making inquiries of certain officials of the Company who have responsibility for financial and accounting matters regarding the specific items for which representations are requested below, nothing has come to their attention as a result of the foregoing procedures that caused them to believe that:

i. the unaudited consolidated financial statements referred to in subclause (b) above do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the related Rules and Regulations adopted by the Commission;

ii. Any material modifications should be made to the unaudited consolidated financial statements included in the Registration Statement for them to be in conformity with generally accepted accounting principles;

iii. At the date of the latest available interim financial data and at a specified date not more than (i) five business days (with respect to the letter to be delivered at the Time of Sale) and (ii) two business days (with respect to the letter to be delivered at the Closing Date) prior to the date of the delivery of such letter, there was any change in the capital stock, increase in long term debt, or decrease in consolidated net assets of the Company as compared with amounts shown in the March 31, 2008 unaudited statements of assets and liabilities included in the Registration Statement, except in all instances for changes, increases or decreases which the Registration Statement discloses have occurred or may occur.

(iii) The letter shall also state that they have:

a. Read certain items identified in the Registration Statement under the captions “Selected Condensed Consolidated Financial Data”, “Selected Quarterly Data (Unaudited)” , “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, “Risk Factors”, “Price Range of Common Stock”, “Business”, “General Description of Portfolio Companies”, “Investment Policies”, “Management of the Company” and “Recent Developments” which are expressed in dollars (or percentages derived from such dollar amounts) and have been obtained from accounting records which are subject to control over financial reporting or which have been derived directly from such accounting records by analysis or computation, and is in agreement with such records or computations made therefrom.

(j)  Officer’s Certificate. The Placement Agent shall have received on the Closing Date a certificate, addressed to the Placement Agent and dated the Closing Date, of the principal executive officer and the principal financial officer of the Company, acting in such capacities, to the effect that:

(i)  each of the representations, warranties and agreements of the Company in this Agreement were true and correct in all material respects (except for those representations and warranties which are qualified by materiality, in which case such representations and warranties shall be true and correct in all respects) when originally made and are true and correct in all material respects (except for those representations and warranties which are qualified by materiality, in which case such representations and warranties shall be true and correct in all respects) as of the Closing Date; and the Company has complied in all material respects with all agreements and satisfied all the conditions on its part required under this Agreement to be performed or satisfied at or prior to the Closing Date;

(ii)  subsequent to the date of the most recent financial statements included in, or incorporated by reference in, each of the Registration Statement, the Disclosure Package and the Prospectus, there has not been a material adverse change or any development involving a prospective material adverse change in the business, properties, financial condition, results of operations or prospects of the Company taken as a whole, and

(iii)  no stop order suspending the effectiveness of the Registration Statement or any part thereof or any amendment thereof or the qualification of the Shares for offering or sale, nor suspending or preventing the use of the Prospectus shall have been issued, and no proceedings for that purpose shall be pending or, to their knowledge, threatened by the Commission or any state or regulatory body.

(k)  Secretary’s Certificate. On the Closing Date, the Company shall have furnished to the Placement Agent a Secretary’s Certificate of the Company.

(l)  The Nasdaq Global Market. The Nasdaq Global Market shall not have raised any objections to the listing or authorization for trading of the Shares as of the Closing Date.

(m)  No FINRA Objection. FINRA shall not have raised any unresolved objection with respect to the fairness and reasonableness of the placement agency terms and arrangements relating to the issuance and sale of the Shares.

(n)  Lock-Up Agreements. The Placement Agent shall have received copies of the executed Lock-Up Agreements executed by each person listed on Exhibit C hereto, and such Lock-Up Agreements shall be in full force and effect on the Closing Date.

(o)  Abbreviated Registration Statements. If the Company has elected to rely upon Rule 462(b), any registration statement filed under Rule 462(b) shall have become effective in compliance with Rule 462(b).

(p)  Subscription Agreements. The Company shall have entered into the Subscription Agreements with each of the Investors, and such agreements shall be in full force and effect on the Closing Date.

(q)  Escrow Agreement. The Company shall have entered into the Escrow Agreement, and such agreement shall be in full force and effect on the Closing Date.

(r)  Additional Documents. Prior to the Closing Date, the Company shall have furnished or caused to be furnished to the Placement Agent such further information, certificates or documents as the Placement Agent shall have reasonably requested.

6.  Indemnification and Contribution.

(a)  Indemnification of the Placement Agent. The Company agrees to indemnify, defend and hold harmless the Placement Agent, its directors and officers, and each person, if any, who controls the Placement Agent within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, claim or liability, to which, jointly or severally, the Placement Agent or any such person may become subject under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, the common law or otherwise, (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such loss, damage, claim or liability (or actions in respect thereof as contemplated below) arises out of or is based upon: (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendments thereto or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; or (ii) any untrue statement or alleged untrue statement of a material fact contained in the Base Prospectus, any Preliminary Prospectus or the Prospectus, or in any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Common Stock (“Marketing Materials”), including any roadshow or investor presentations made to investors by the Company (whether in person or electronically) or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading; and, in the case of (i) and (ii) above, to reimburse the Placement Agent and each such controlling person for any and all reasonable expenses (including reasonable fees and disbursements of counsel) as such expenses are incurred by the Placement Agent or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, it arises out of or is based upon (x) any untrue statement or alleged untrue statement of a material fact contained in or omitted from the Registration Statement, the Base Prospectus, any Preliminary Prospectus, the Prospectus, or any such amendment or supplement, or in any Marketing Materials, in reliance upon and in conformity with information concerning the Placement Agent furnished in writing by or on behalf of the Placement Agent to the Company expressly for use therein, which information the parties hereto agree is limited to the Placement Agent Information (as defined in Section 7) or (y) the matter described under the caption “Risk Factors—We may have a contingent liability arising out of a possible violation of Section 5 of the Securities Act of 1933 in connection with the distribution of a management presentation to prospective purchasers of our common stock” in the Preliminary Prospectus and the Prospectus.

(b)  Indemnification of the Company. The Placement Agent agrees to indemnify, defend and hold harmless the Company, its directors and officers, and any person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, claim, damage, liability or expense, as incurred to which, jointly or severally, the Company or any such person may become subject under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, the common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Placement Agent), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendments thereto, or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Disclosure Package, the Prospectus, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading, in the case of each of (i) and (ii) above, to the extent but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Preliminary Prospectus, the Disclosure Package, the Prospectus or any amendments or supplements thereto in reliance upon and in conformity with information concerning the Placement Agent furnished in writing by or on behalf of the Placement Agent to the Company expressly for use therein, which information the parties hereto agree is limited to the Placement Agent Information (as defined in Section 7) and shall reimburse the Company, or any such director, officer or controlling person for any legal and other expenses reasonably incurred by the Company, or any such director, officer or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. Notwithstanding the provisions of this Section 6(b), in no event shall any indemnity by the Placement Agent under this Section 6(b) exceed the total compensation received by such Placement Agent in accordance with Section 1(c).

(c)  Notice and Procedures. If any action, suit or proceeding (each, a “Proceeding”) is brought against a person (an “indemnified party”) in respect of which indemnity may be sought against the Company or the Placement Agent (as applicable, the “indemnifying party”) pursuant to subsection (a) or (b), respectively, of this Section 6, such indemnified party shall promptly notify such indemnifying party in writing of the institution of such Proceeding and such indemnifying party shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all reasonable fees and expenses; provided, however, that the omission to so notify such indemnifying party shall not relieve such indemnifying party from any liability which such indemnifying party may have to any indemnified party or otherwise, except to the extent the indemnifying party does not otherwise learn of the Proceeding and such failure results in the forfeiture by the indemnifying party of substantial rights or defenses. The indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such Proceeding, (ii) the indemnifying party shall not have, within a reasonable period of time in light of the circumstances, employed counsel to defend such Proceeding or (iii) such indemnified party or parties shall have reasonably concluded that there may be one or more legal defenses available to it or them which are different from, additional to or in conflict with those available to such indemnifying party (in which case such indemnifying party shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties ), in any of which events such reasonable fees and expenses shall be borne by such indemnifying party and paid as incurred (it being understood, however, that such indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). An indemnifying party shall not be liable for any settlement of any Proceeding effected without its written consent but, if settled with its written consent or if there be a final judgment for the plaintiff, such indemnifying party agrees to indemnify and hold harmless the indemnified party or parties from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this Section 6(c), then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have fully reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days’ prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault or culpability or a failure to act by or on behalf of such indemnified party. Notwithstanding anything to the contrary contained in this Section 6, any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification, reimbursement or interim payment or contribution under this Section 6 shall be subject to the requirements of Release No. 11330 and Section 17(i) of the Investment Company Act and, subject thereto, shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred.

(d)  Contribution. If the indemnification provided for in this Section 6 is unavailable to an indemnified party under subsections (a) or (b) of this Section 6 or insufficient to hold an indemnified party harmless in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each applicable indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages, liabilities or expenses referred to in subsection (a) or (b) above, (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Placement Agent on the other hand shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Shares (before deducting expenses) received by the Company and the total placement agent commissions received by the Placement Agent, in each case as set forth on the cover of the Prospectus, bear to the aggregate public offering price of the Shares. The relative fault of the Company on the one hand and the Placement Agent on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or by the Placement Agent, on the other hand, and the parties’ relevant intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Placement Agent agree that it would not be just and equitable if contribution pursuant to this subsection (d) were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this Section 6(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this Section 6(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim which is the subject of this Section 6(d). Notwithstanding the provisions of this Section 6(d), the Placement Agent shall not be required to contribute any amount in excess of the total commissions received by such Placement Agent in accordance with Section 1(c). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(e)  Representations and Agreements to Survive Delivery. The obligations of the Company under this Section 6 shall be in addition to any liability which the Company may otherwise have. The indemnity and contribution agreements contained in this Section 6 and the covenants, agreements, warranties and representations of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Placement Agent, any person who controls the Placement Agent within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act or any affiliate of the Placement Agent, or by or on behalf of the Company, its directors or officers or any person who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and (iii) the issuance and delivery of the Shares. The Company and the Placement Agent agree promptly to notify each other of the commencement of any Proceeding against it and, in the case of the Company, against any of the Company’s officers or directors in connection with the issuance and sale of the Shares, or in connection with the Registration Statement, the Disclosure Package or the Prospectus.

7.  Information Furnished by Placement Agent. The Company acknowledges that the statements set forth in (i) the first sentence of the first paragraph under the caption “Risk Factors—We may have a contingent liability arising out of a possible violation of Section 5 of the Securities Act of 1933 in connection with the distribution of a management presentation to prospective purchasers of our common stock,” and (ii) the eleventh and fifteenth paragraphs under the caption “Plan of Distribution” in the Preliminary Prospectus and the Prospectus (the “Placement Agent Information”) constitute the Placement Agent Information referred to in Sections 2 and 6 hereof.

8.  Termination. The Placement Agent shall have the right to terminate this Agreement by giving notice as hereinafter specified at any time at or prior to the Closing Date, without liability on the part of the Placement Agent to the Company, if (i) prior to delivery and payment for the Shares (A) trading in securities generally shall have been suspended on or by the New York Stock Exchange, the American Stock Exchange, the Nasdaq Global Market or in the over-the-counter market, (each, a “Trading Market”), (B) trading in the Common Stock of the Company shall have been suspended on any such exchange, in the over-the-counter market or by the Commission, (C) a general moratorium on commercial banking activities shall have been declared by federal or New York state authorities or a material disruption shall have occurred in commercial banking or securities settlement or clearance services in the United States, (D) there shall have occurred any outbreak or material escalation of hostilities or acts of terrorism involving the United States or there shall have been a declaration by the United States of a national emergency or war, (E) there shall have occurred any other calamity or crisis or any material change in general economic, political or financial conditions in the United States or elsewhere, if the effect of any such event specified in clause (D) or (E), in the judgment of the Placement Agent, is material and adverse and makes it impractical or inadvisable to proceed with the completion of the sale of and payment for the Shares on the Closing Date on the terms and in the manner contemplated by this Agreement, the Disclosure Package and the Prospectus, (ii) since the time of execution of this Agreement or the earlier respective dates as of which information is given in the Disclosure Package, there has been any Material Adverse Effect or the Company shall have sustained a loss or interference with its business by strike, fire, flood, earthquake, accident or other calamity, whether or not covered by insurance, of such character that in the judgment of the Placement Agent would, individually or in the aggregate, result in a Material Adverse Effect and which would, in the judgment of the Placement Agent, make it impracticable or inadvisable to proceed with the offering or the delivery of the Shares on the terms and in the manner contemplated in the Disclosure Package, (iii) the Company shall have failed, refused or been unable to comply with the terms or perform any agreement or obligation of this Agreement or any Subscription Agreement, other than by reason of a default by the Placement Agent, or (iv) any condition of the Placement Agent’s obligations hereunder is not fulfilled or waived. Any such termination shall be without liability of any party to any other party except that the provisions of Section 4, Section 6, and Section 11 hereof shall at all times be effective notwithstanding such termination.

9.  Notices. All statements, requests, notices and agreements hereunder shall be in writing or by facsimile, and:

(a)    if to the Placement Agent, shall be delivered or sent by mail or facsimile transmission to :

ThinkPanmure, LLC
600 Montgomery Street, 8th Floor
San Francisco, California 94111
Attention: Ted Mitchell
Facsimile No.: 415-249-0975

with a copy (which shall not constitute notice) to:

Goodwin Procter LLP
The New York Times Building
620 Eighth Avenue
New York, New York 10018
Attention: Michael D. Maline, Esq.
Facsimile No.: 212-355-3333

(b)	if to the Company shall be delivered or sent by mail or facsimile transmission to:

Harris & Harris Group, Inc.
111 West 57th Street
New York, New York 10019
Attention: General Counsel
Facsimile No.: 212-582-9563

with a copy (which shall not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, New York 10036
Attention: Richard T. Prins, Esq.
Facsimile No.: 212-735-2000

Any such statements, requests, notices or agreements shall be effective only upon receipt. Any party to this Agreement may change such address for such statements, requests, notices or agreements by sending to the parties to this Agreement written notice of a new address for such purpose.

10.  Persons Entitled to Benefit of Agreement. This Agreement has been and is made for the benefit of the Placement Agent, the Company and their respective successors and assigns and, to the extent expressed herein, for the benefit of persons controlling the Placement Agent or the Company, and the directors and officers of the Company and the Placement Agent, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The term “successors and assigns” shall not include any Investor merely because of such purchase.

11.  Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws provisions thereof.

12.  No Fiduciary Relationship. The Company hereby acknowledges and agrees that the Placement Agent is acting solely as a placement agent in connection with the offering of the Shares. The Company further acknowledges that the Placement Agent is acting pursuant to a contractual relationship created solely by this Agreement entered into on an arm’s-length basis and in no event do the parties intend that the Placement Agent act or be responsible as a fiduciary to the Company, its management, stockholders, creditors or any other person in connection with any activity that the Placement Agent may undertake or has undertaken in furtherance of the offering of the Shares, either before or after the date hereof. The Placement Agent hereby expressly disclaims any fiduciary or similar obligations to the Company, either in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions, and the Company hereby confirms its understanding and agreement to that effect. The price of the Shares set forth in this Agreement was established by the Company following discussions and arm’s-length negotiations with the Investors and the Placement Agent, and the Company is capable of evaluating and understanding, and understands and accepts, the terms, risks and conditions of the transactions contemplated by this Agreement. The Company has been advised that the Placement Agent and its affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company and that the Placement Agent has no obligation to disclose such interests and transactions to the Company by virtue of any fiduciary, advisory or agency relationship. The Company and the Placement Agent agree that they are each responsible for making their own independent judgments with respect to any such transactions. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Placement Agent with respect to any breach or alleged breach of any fiduciary or similar duty to the Company in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions and agrees that the Placement Agent shall have no liability (whether direct or indirect) to the Company in respect of such a fiduciary duty claim to any person asserting a fiduciary duty claim on behalf of the Company.

13.  Headings. The Section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

14.  Amendments and Waivers. No supplement, modification or waiver of this Agreement shall be binding unless executed in writing by the party to be bound thereby. The failure of a party to exercise any right or remedy shall not be deemed or constitute a waiver of such right or remedy in the future. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (regardless of whether similar), nor shall any such waiver constitute a continuing waiver unless otherwise expressly provided.

15.  Submission to Jurisdiction. Except as set forth below, no Proceeding may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Company and the Placement Agent each hereby consents to the jurisdiction of such courts and personal service with respect thereto.

16.  Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original and all such counterparts shall together constitute one and the same instrument. Delivery of an executed counterpart by facsimile shall be effective as delivery of a manually executed counterpart thereof.

17.  Research Analyst Independence. The Company acknowledges that the Placement Agent’s research analysts and research department are required to be independent from its investment banking division and are subject to certain regulations and internal policies, and that such Placement Agent’s research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Company and/or the offering that differ from the views of the Placement Agent’s investment banking division. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Placement Agent with respect to any conflict of interest that may arise from the fact that the views expressed by its independent research analysts and research department may be different from or inconsistent with the views or advice communicated to the Company by such Placement Agent’s investment banking division. The Company acknowledges that the Placement Agent is a full service securities firm and as such from time to time, subject to applicable securities laws, rules and regulations, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the Company; provided, however, that nothing in this Section 17 shall relieve the Placement Agent of any responsibility or liability that it may otherwise bear in connection with activities in violation of applicable securities laws, rules and regulations.

18.  Entire Agreement. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof.

19.  Partial Unenforceability. The invalidity or unenforceability of any section, paragraph, clause or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph, clause or provision hereof.

If the foregoing is in accordance with your understanding of the agreement between the Company and the Placement Agent, kindly indicate your acceptance in the space provided for that purpose below.

Very truly yours,

HARRIS & HARRIS GROUP, INC.

By:_/s/Douglas W. Jamison________
Name: Douglas W. Jamison
Title: President

Accepted as of
the date first above written:

THINKPANMURE, LLC

By: _/s/Ted Mitchell______
Name: Ted Mitchell
Title: Partner

Schedules and Exhibits

Schedule 2(p):	Intellectual Property

Schedule I:	Information to be Conveyed Orally

Schedule II:	Subsidiaries

Exhibit A:	Form of Subscription Agreement

Exhibit B:	Form of Lock-Up Agreement

Exhibit C:	List of Directors and Executive Officers Executing Lock-Up Agreements

Exhibit D:	Form of Opinion of Counsel to the Company

Exhibit E:	Form of Letter of Counsel to the Company

Schedule 2(p)

Intellectual Property

"Harris & Harris Group, Inc." is a registered service mark owned by the Company.

Schedule I

Information to be Conveyed Orally

Number of Shares to be Issued: 2,545,000

Offering Price Per Share: $6.15

Gross Proceeds: $15,651,750

Aggregate Placement Agency Fees: $939,105

Schedule II

Subsidiaries

Name	Jurisdiction	Percentage Ownership

Harris & Harris Enterprises, Inc.*	Delaware	100%*

*	Harris & Harris Enterprises, Inc. is the sole general partner of Harris Partners I, L.P., the sole limited partner of which is Harris & Harris Group, Inc.

Exhibit A

Form of Subscription Agreement

Exhibit B

Form of Lock-Up Agreement

___________, 2008

ThinkPanmure, LLC
600 Montgomery Street, 8th Floor
San Francisco, California 94111

Ladies and Gentlemen:

The undersigned understands that you, as Placement Agent, propose to enter into the Placement Agency Agreement (the “Placement Agreement”) with Harris & Harris Group, Inc., a New York corporation (the “Company”), providing for the offering (the “Offering”) of shares (the “Shares”) of common stock, $0.01 par value per share (the “Common Stock”), of the Company. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Placement Agreement.

In consideration of the foregoing, and in order to induce you to participate in the Offering, and for other good and valuable consideration receipt of which is hereby acknowledged, the undersigned hereby agrees that, without your prior written consent (which consent may be withheld in your sole discretion), the undersigned will not, during the period (the “Lock-Up Period”) beginning on the date hereof and ending on the date 90 days after the date of the final prospectus (including the final prospectus supplement) to be used in confirming the sale of the Shares, (1) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, or file (or participate in the filing of) a registration statement with the Securities and Exchange Commission in respect of, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (including without limitation, Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and securities which may be issued upon exercise of a stock option or warrant) except for a registration statement on Form S-8 relating to employee benefit plans, (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, (3) make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock, or (4) publicly announce an intention to effect any transaction specific in clause (1), (2) or (3) above.

Notwithstanding the foregoing, the restrictions set forth in clause (1) and (2) above shall not apply to (a) transfers (i) as a bona fide gift or gifts, provided that the donee or donees thereof agree to be bound in writing by the restrictions set forth herein, (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, (iii) with your prior written consent or (iv) effected pursuant to any exchange of “underwater” options with the Company, (b) the acquisition or exercise of any stock option issued pursuant to the Company’s existing equity incentive plans, including any exercise effected by the delivery of shares of Common Stock of the Company held by the undersigned, (c) the surrender of shares of Common Stock to the Company to pay required tax withholdings due upon the vesting of any restricted stock awards, or (d) the purchase or sale of the Company’s securities pursuant to a plan, contract or instruction that satisfies all of the requirements of Rule 10b5-1(c)(1)(i)(B) that was in effect prior to the date hereof. For purposes of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin. None of the restrictions set forth in this Lock-Up Agreement shall apply to Common Stock acquired in open market transactions.

Notwithstanding anything herein to the contrary, nothing herein shall prevent the undersigned from establishing a 10b5-1 trading plan that complies with Rule 10b5-1 under the Exchange Act, or from amending an existing 10b5-1 trading plan in accordance with Rule 10b5-1 under the Exchange Act, provided, in each case, that no sales or other dispositions of shares of the Common Stock under such 10b5-1 trading plans that were not in effect prior to the date hereof by any person that has signed or is otherwise bound by a lock-up agreement (including the undersigned) will be permitted during the Lock-Up Period, as the same may be extended hereby.

For the purpose of allowing you to comply with FINRA Rule 2711(f)(4), if (1) during the last 17 days of the Lock-Up Period, the Company releases earnings results or publicly announces other material news or a material event relating to the Company occurs or (2) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, then in each case the Lock-Up Period will be extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the public announcement regarding the material news or the occurrence of the material event, as applicable, unless you waive, in writing, such extension. The undersigned hereby acknowledges that the Company has agreed not to accelerate the vesting of any option or warrant or the lapse of any repurchase right prior to the expiration of the Lock-Up Period. In furtherance of the foregoing, the Company, and any duly appointed transfer agent for the registration or transfer of the securities described herein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Agreement.

The foregoing restrictions are expressly agreed to preclude the undersigned from engaging in any hedging or other transaction which is designed to or reasonably expected to lead to or result in a sale or disposition of the Common Stock even if such Common Stock would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put option or put equivalent position or call option or call equivalent position) with respect to any of the Common Stock or with respect to any security that includes, relates to, or derives any significant part of its value from such Common Stock.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s shares of Common Stock except in compliance with the foregoing restrictions.

The undersigned understands that, if the Placement Agreement does not become effective by June 30, 2008, or if the Placement Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Shares to be sold thereunder, the undersigned shall be released from all obligations under this Lock-Up Agreement.

This Lock-Up Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

Very truly yours, Print Name: __________________________ Print Title: ___________________________ Signature: ____________________________

Exhibit C

List of Directors and Executive Officers
Executing Lock-Up Agreements

Charles E. Harris
Douglas W. Jamison
Daniel B. Wolfe
Alexei A. Andreev
Michael A. Janse
Sandra Matrick Forman
Misti Ushio
Patricia N. Egan
Mary P. Brady
Jennifer M. McGovern
Susan T. Harris
Lori D. Pressman
W. Dillaway Ayres, Jr.
C. Wayne Bardin
Dr. Phillip A. Bauman
G. Morgan Browne
Dugald A. Fletcher
Charles E. Ramsey
James E. Roberts
Richard P. Shanley

Exhibit D

Form of Opinion of Counsel to the Company

Exhibit E

Form of Letter of Counsel to the Company